UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): December 22, 2005
Gen-Probe Incorporated
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-31279 (Commission File Number)	33-0044608 (I.R.S. Employer Identification No.)
10210 Genetic Center Drive
San Diego, CA 92121
(Address of Principal Executive Offices)
(858) 410-8000
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

Item 5.02 (d). Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
On December 22, 2005, Gen-Probe Incorporated (“Gen-Probe”) issued a press release announcing that it appointed John W. Brown as a member of the Board of Directors of Gen-Probe. Mr. Brown will serve as a member of the class of directors serving in office until the company’s 2006 annual meeting of stockholders. Mr. Brown will serve on Gen-Probe’s Nominating and Corporate Governance Committee. The appointment of Mr. Brown as a member of the Board of Directors of Gen-Probe was effective as of December 22, 2005. The text of the press release is set forth as Exhibit 99.1, the contents of which are incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.
     99.1      Press Release dated December 22, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gen-Probe Incorporated
Date: December 22, 2005	By:	/s/ R. William Bowen
R. William Bowen
Vice President and General Counsel

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release dated December 22, 2005.